Exhibit 99.1

Press Release

October 28, 2002
FOR IMMEDIATE RELEASE For more information contact:

Doug Gulling, Chief Financial Officer (515) 222-2309

WEST BANCORPORATION, INC. ANNOUNCES THIRD QUARTER 2002 RESULTS

West Des Moines, IA - West Bancorporation, Inc. (WTBA), parent company of West Des Moines State Bank (West Bank), reports net income for the third quarter of 2002 of $4,170,000 an increase of 3% over the third quarter of 2001. Earnings per share were $0.26 compared to $0.25 for the third quarter of 2001. This performance resulted in a return on average equity of 19.97%, a return on average assets of 1.99%, and an efficiency ratio of 28.88%.

For the first nine months of 2002, net income was $11,998,000 compared to $11,414,000 for the first nine months of 2001, an increase of 5.1%. Earnings per share were $0.75, up from $0.71. The return on average equity, return on average assets and the efficiency ratio were 19.79%, 1.94 % and 29.79%, respectively for the nine months ended September 30, 2002. All of these measures continue to place the Company's performance far in excess of industry averages. As of September 30, 2002, equity as a percentage of total assets was 10.2%, indicating the Company continues to be very well capitalized.

As interest rates declined throughout 2001 and trended even lower in the third quarter of 2002, interest expense declined faster than interest income, improving the year-to-date net interest margin to 4.00% from 3.78% a year ago. However, the net interest margin for the third quarter of 2002 was 3.95%, down from 4.11% for the second quarter of 2002. Noninterest income, excluding securities gains, is up 3.2%. (Pre-tax security gains totaled $92,000 for the third quarter and first nine months of 2002, while there were no such gains last year.) Year-to-date noninterest expenses are up 5.6%. Included in noninterest expenses during the second quarter of 2002 was an initial listing fee paid to Nasdaq of $100,000 and accounting and legal fees associated with registering the Company's common stock with the Securities and Exchange Commission of $55,000. Without these one-time costs, noninterest expenses would have been 3.6% higher than last year.

Compared to a year ago, loans are down approximately $11 million, mostly due to the refinancing and subsequent sale of real estate loans in the secondary market. Deposits are $45 million higher than a year ago.

West Bancorporation, Inc. is headquartered in West Des Moines, Iowa and through its subsidiary, West Bank, has been serving the greater metropolitan Des Moines area for 108 years. West Bank focuses on lending and deposit services for consumers and small to medium sized businesses and is a leader in Small Business Administration (SBA) lending. The Bank has eight full-service offices and a growing network of ATM's.

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WEST BANCORPORATION, INC. AND SUBSIDIARY, WEST DES MOINES STATE BANK
Financial Information
(unaudited)
                                                  September 30,    September 30,
CONSOLIDATED STATEMENTS OF CONDITION                  2002             2001
--------------------------------------------------------------------------------
Assets
Cash and due from banks ......................   $  38,067,323    $  32,981,203
Short-term investments .......................      74,737,820      130,652,047
Securities ...................................     223,204,603      146,450,630
Loans ........................................     481,535,302      492,626,016

    Allowance for loan losses ................      (4,360,989)      (4,056,392)
                                                 ------------------------------
Loans, net ...................................     477,174,313      488,569,624
Other assets .................................       9,102,565        8,845,816
                                                 ------------------------------
    Total assets                                 $ 822,286,624    $ 807,499,320
                                                 ==============================

Liabilities and Stockholders' Equity
Deposits:
    Noninterest-bearing ......................   $ 156,636,239    $ 135,353,798
    Interest-bearing
        Demand ...............................      34,645,866       30,008,228
        Savings ..............................     227,533,508      224,525,636
        Time .................................     152,123,024      135,427,950
                                                 ------------------------------
Total deposits ...............................     570,938,637      525,315,612
Short-term borrowings ........................     113,328,763      153,472,185
Long-term borrowings .........................      51,600,000       48,000,000
Other liabilities ............................       2,450,418        3,417,972
Stockholders' equity .........................      83,968,806       77,293,551
                                                 ------------------------------
    Total liabilities and stockholders' equity   $ 822,286,624    $ 807,499,320
                                                 ==============================



                                          PER COMMON SHARE
                                         -----------------   MARKET INFORMATION*
                                           Net               -------------------
                                         Income  Dividends    High        Low
--------------------------------------------------------------------------------
2002
--------------------

1st quarter ........                     $ 0.24    $ 0.15    $ 14.00    $ 11.50
2nd quarter ........                       0.25      0.15      18.00      13.15
3rd quarter ........                       0.26      0.16      16.50      14.38

2001
--------------------

1st quarter ........                       0.22      0.15      13.00      10.50
2nd quarter ........                       0.24      0.15      10.63       9.75
3rd quarter ........                       0.25      0.15      11.10       9.80
4th quarter ........                       0.27      0.15      11.95      10.65

* The prices shown are the high and low sale prices for the Company's common stock, which trades on the NASDAQ National Market, under the symbol WTBA. The market quotations, reported by NASDAQ, do not include retail markup, markdown or commissions.

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

WEST BANCORPORATION, INC. AND SUBSIDIARY, WEST DES MOINES STATE BANK Financial Information (continued)
(unaudited)

                                                            Three months ended           Nine months ended
                                                               September 30,                September 30,
                                                      --------------------------------------------------------
CONSOLIDATED STATEMENTS OF OPERATION                         2002        2001           2002            2001
--------------------------------------------------------------------------------------------------------------
Interest income
Loans .............................................   $ 8,224,343    $ 9,718,214    $24,785,573    $30,167,885
Securities ........................................     2,457,409      2,477,662      7,328,103      9,866,565
Other .............................................       437,466      1,133,221      1,299,694      2,469,370
                                                      --------------------------------------------------------
    Total interest income .........................    11,119,218     13,429,097     33,413,370     42,503,820
                                                      --------------------------------------------------------

Interest expense
Deposits ..........................................     2,209,351      3,725,599      6,912,449     13,232,814
Short-term borrowings .............................       464,659      1,286,373      1,448,059      5,264,074
Long-term borrowings ..............................       723,774        735,847      2,127,435      2,130,328
                                                      --------------------------------------------------------
    Total interest expense ........................     3,397,784      5,747,819     10,487,943     20,627,216
                                                      --------------------------------------------------------

Net interest income ...............................     7,721,434      7,681,278     22,925,427     21,876,604
Provision for loan losses .........................       250,000        300,000        710,000        762,600
                                                      --------------------------------------------------------
Net interest income after provision for loan losses     7,471,434      7,381,278     22,215,427     21,114,104
                                                      --------------------------------------------------------

Noninterest income
Service charges on deposit accounts ...............     1,194,710      1,164,418      3,313,446      3,277,244
Trust services ....................................       138,000        122,647        437,634        419,123
Other income ......................................       478,844        325,430      1,121,072        933,739
                                                      --------------------------------------------------------
    Total noninterest income ......................     1,811,554      1,612,495      4,872,152      4,630,106
                                                      --------------------------------------------------------

Noninterest expense
Salaries and employee benefits ....................     1,618,790      1,604,693      4,818,602      4,756,662
Occupancy expense .................................       327,599        296,975        966,317        905,711
Data processing expense ...........................       238,820        267,741        769,162        731,294
Other expense .....................................       609,052        544,786      1,915,904      1,629,120
                                                      --------------------------------------------------------
    Total noninterest expense .....................     2,794,261      2,714,195      8,469,985      8,022,787
                                                      --------------------------------------------------------

Income before income taxes ........................     6,488,727      6,279,578     18,617,594     17,721,423
Income taxes ......................................     2,318,538      2,232,500      6,619,178      6,307,753
                                                      --------------------------------------------------------
Net income ........................................   $ 4,170,189      4,047,078     11,998,416     11,413,670
                                                      ========================================================

PERFORMANCE HIGHLIGHTS
                                                      --------------------------------------------------------
Return on average equity ..........................        19.97%         21.15%         19.79%         20.64%
Return on average assets ..........................         1.99%          1.92%          1.94%          1.83%
Net interest margin ...............................         3.95%          3.92%          4.00%          3.78%
Efficiency ratio ..................................        28.88%         28.50%         29.79%         29.59%

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